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                                                                    EXHIBIT 99.2

                           RENAISSANCE MEDIA GROUP LLC
                        RENAISSANCE MEDIA (LOUISIANA) LLC
                        RENAISSANCE MEDIA (TENNESSEE) LLC
                      RENAISSANCE MEDIA CAPITAL CORPORATION
                             12405 POWERSCOURT DRIVE
                               ST. LOUIS, MO 63131

                        CERTIFICATION OF CHIEF FINANCIAL
                  OFFICER REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS

     I, Steven A. Schumm, the Chief Administrative Officer and Interim Chief Financial Officer of Renaissance Media Group LLC, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC and Renaissance Media Capital Corporation (collectively, the "Company") in compliance with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003 (the "Report") filed with the Securities and Exchange Commission:

     - fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ Steven A. Schumm
                                              --------------------
                                              Steven A. Schumm
                                              Chief Administrative Officer and
                                              Interim Chief Financial Officer
                                              May 14, 2003